                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ________________

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): August 16, 1999



                         SAKS CREDIT CARD MASTER TRUST
                         -----------------------------
               (Exact Name of Registrant as Specified in Charter)




   NOT APPLICABLE                  333-28811-01           NOT APPLICABLE
   --------------                  ------------           --------------
   (STATE OR OTHER                 (COMMISSION            (IRS EMPLOYER
   JURISDICTION OF                 FILE NUMBER)           IDENTIFICATION NO.)
   INCORPORATION)

               140 INDUSTRIAL DRIVE, ELMHURST, ILLINOIS, 60126
          ------------------------------------------------------------
         (ADDRESSES OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (630) 516-8080
                         ----------------------------
              (Registrant's Telephone Number, including Area Code)
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Item 5.    Other Events.
------     ------------

     The Registrant hereby amends Exhibit 99.4 of its Current Report on Form 8-K filed on August 16, 1999.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed an amended Monthly Certificateholders' Statement for the period from the date of initial issuance on July 21, 1999 through July 31, 1999, to the Series 1999-1 Certificateholders.


Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.
------     -------------------------------------------------------------------

       (c)    Exhibits.

              The following exhibits are filed herewith:

        Exhibit No.                         Description
        -----------                         -----------

        99.4 Amended Series 1999-1 Monthly Certificateholders' Statement for the period from July 21, 1999 through July 31, 1999



                                      -2-
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SAKS INCORPORATED, as Servicer under the SAKS CREDIT CARD MASTER TRUST
                                      (Registrant)



                                      /s/ Charles J. Hansen
                                      -------------------------------
                                          Charles J. Hansen
                                          Senior Vice President and
                                          Associate General Counsel



Date:  August 16, 1999

                                      -3-
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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------
 99.4 Amended Series 1999-1 Monthly Certificateholders' Statement for the period from July 21, 1999 through July 31, 1999